Third Quarter 2017 Financial Results Supplement October 31, 2017 Exhibit 99.2

Corporate Highlights

Freddie Mac

Financial highlights

$ Millions

	3Q16	2Q17	3Q17	3Q17 vs. 3Q16	3Q17 vs. 2Q17
Net interest income	$ 3,646	$ 3,379	$ 3,489	$ (157)	$ 110
Benefit (provision) for credit losses	(113)	422	(716)	(603)	(1,138)
Derivative gains (losses)	(36)	(1,096)	(678)	(642)	418
Other non-interest income (loss)	813	802	6,152	5,339	5,350
Non-interest income	777	(294)	5,474	4,697	5,768
Administrative expense	(498)	(513)	(524)	(26)	(11)
Other non-interest expense	(487)	(493)	(533)	(46)	(40)
Non-interest expense	(985)	(1,006)	(1,057)	(72)	(51)
Pre-tax income	3,325	2,501	7,190	3,865	4,689
Income tax expense	(996)	(837)	(2,519)	(1,523)	(1,682)
Net income	$ 2,329	$ 1,664	$ 4,671	$ 2,342	$ 3,007
Total other comprehensive income (loss), net of tax	(19)	322	(21)	(2)	(343)
Comprehensive income	**$ 2,310**	**$ 1,986**	**$ 4,650**	**$ 2,340**	**$ 2,664**
Non-GAAP Financial Measures[1]					
Adjusted net interest income	$ 1,188	$ 1,167	$ 1,146	$ (42)	$ (21)
Adjusted guarantee fee income	$ 1,775	$ 1,668	$ 1,751	$ (24)	$ 83
Portfolio Balances ($ Billions)					
Total guarantee portfolio	$ 1,882	$ 1,958	$ 1,984	$ 102	$ 26
Total investments portfolio	$ 412	$ 366	$ 349	$ (63)	$ (17)
Delinquency Rates (%)					
Single-family serious delinquency	1.02%	0.85%	0.86%	-0.16%	0.01%
Multifamily delinquency	0.01%	0.01%	0.02%	0.01%	0.01%

Note: Totals may not add due to rounding.

Key highlights

- Comprehensive income of $4.7 billion, driven by a $2.9 billion (after-tax) benefit from a non-agency mortgage-related securities litigation settlement and continued strong underlying business fundamentals.
  - Excluding the settlement, comprehensive income would have been $1.8 billion which included:
    - Market-related impacts of $0.9 billion (pre-tax), or $0.6 billion (after-tax)
    - $0.9 billion (pre-tax), or $0.6 billion (after-tax), in provision for credit losses attributable to recent hurricane activity.
- Adjusted net interest income decreased slightly quarter-over-quarter reflecting the mandated decline in the mortgage-related investments portfolio.
- Adjusted guarantee fee income increased quarter-over-quarter primarily reflecting higher amortization of single-family upfront fees driven by an increase in prepayments.
- Credit quality: Single-family improved year-over-year; Multifamily continued to be very strong.
  - Slight increase in single-family serious delinquency rate quarter-over-quarter due in part to recent hurricane activity.

© Freddie Mac 2

© Freddie Mac 3 $62 $53 $43 $140.5 $34 $26 $21 2015 2016 2017 Remaining PSPA Funding with DTA valuation allowance without DTA valuation allowance $71.3 $71.3 $91.0 $5.5 $5.0 $8.7 $110.1 2008 - 2014 2015 2016 YTD 2017 Cumulative Total Draw Requests from Treasury Dividend Payments to Treasury Corporate Highlights, continued Treasury draw requests and dividend payments $ Billions DFAST4 - Additional draws needed under severely adverse scenario $ Billions Note: Totals may not add due to rounding. 2 3

© Freddie Mac 4 Key Economic Indicators National home prices increased by an average of 6.8% over the past year5 > 6.0%> 3.0 – 6.0%> 0.0 – 3.0%≤ 0.0% Quarterly ending interest rates Unemployment rate and job creation 3.42% 4.32% 4.14% 3.88% 3.83% 1.45% 2.32% 2.39% 2.27% 2.28% 9/30/16 12/31/16 3/31/17 6/30/17 9/30/17 30-year PMMS 10-year LIBOR 239,000 148,000 166,000 187,000 91,000 5.0% 4.7% 4.5% 4.4% 4.2% 3.0% 3.5% 4.0% 4.5% 5.0% 3Q16 4Q16 1Q17 2Q17 3Q17 Average monthly net new jobs (non-farm) National unemployment rate (as of the last month in each quarter) National home prices5,6 have surpassed the 2006 peak 146 168 180 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 United States (Not Seasonally Adjusted) Freddie Mac House Price Index (December 2000 = 100) (2006 Peak)

© Freddie Mac 5 $239 $230 $225 $222 $207 $55 $55 $53 $49 $48 $14 $14 $13 $12 $12 $104 $96 $92 $82 $82 $412 $394 $383 $366 $349 9/30/16 12/31/16 3/31/17 6/30/17 9/30/17 $291 Single-family Capital Markets Other Investments and Cash9 $284 Mortgage- related investments portfolio7,10,11 $298 $1,733 $1,755 $1,779 $1,784 $1,800 $149 $158 $164 $174 $184 $1,882 $1,913 $1,943 $1,958 $1,984 9/30/16 12/31/16 3/31/17 6/30/17 9/30/17 Single-family credit guarantee portfolio Multifamily guarantee portfolio⁸ Total Portfolio Balances $373 $353 $351 $334 $312 $9 $3 $8 $6 $9 $382 $357 $359 $340 $321 $479 $407 9/30/16 12/31/16 3/31/17 6/30/17 9/30/17 Unsecured debt Secured debt Indebtedness limit Total debt outstanding11,12 $ Billions Portfolio balance highlightsTotal guarantee portfolio 7 $ Billions $308 Multifamily  Total guarantee portfolio: • Single-family - grew $67 billion, or 4% year-over- year, to $1,800 billion. • Multifamily - grew $35 billion, or 23% year-over- year, to $184 billion.  Total investments portfolio: • Mortgage-related investments portfolio decreased $41 billion, or 13% year-over-year, to $267 billion. Note: Totals may not add due to rounding. -15% Total investments portfolio $ Billions PSPA 2017 Limit $288B $267

Single-family Financial Highlights and Key Metrics

FreddieMac

Single-family financial highlights

$ Millions

	3Q16	2Q17	3Q17	3Q17 vs. 3Q16	3Q17 vs. 2Q17
Guarantee fee income	$ 1,641	$ 1,506	$1,581	$ (60)	$ 75
Benefit (provision) for credit losses	(297)	12	(826)	(529)	(838)
Administrative expense	(330)	(332)	(353)	(23)	(21)
Other	(364)	(17)	17	381	34
Income tax (expense) benefit	(153)	(391)	(164)	(11)	227
Segment earnings, net of taxes	**$ 497**	**$ 778**	**$ 255**	**$ (242)**	**$ (523)**
Total other comprehensive income (loss), net of tax	(1)	-	-	1	-
Total comprehensive income	$ 496	$ 778	$ 255	$ (241)	$ (523)

Credit guarantee portfolio

$ Billions



+4%
$1,733
$1,755
$1,779
$1,784
$1,800
$504
$480
$462
$441
$423
$1,229 (71%)
$1,275 (73%)
$1,317 (74%)
$1,343 (75%)
$1,377 (77%)
3Q16
4Q16
1Q17
2Q17
3Q17
Core single-family portfolio[14]
Legacy and relief refinance single-family portfolio

Note: Totals may not add due to rounding.

New funding volume

$ Billions



Guarantee fees charged on new acquisitions (bps)[13]
47
43
44
44
42
$116
$117
$86
$73
$87
$61
$71
$47
$28
$30
$55
$46
$39
$45
$57
3Q16
4Q16
1Q17
2Q17
3Q17
Purchase UPB
Refinance UPB

Serious delinquency rates



2.26%
2.28%
2.17%
2.07%
2.14%
1.02%
1.00%
0.92%
0.85%
0.86%
0.19%
0.20%
0.19%
0.18%
0.19%
3Q16
4Q16
1Q17
2Q17
3Q17
Core single-family portfolio[14]
Legacy and relief refinance single-family portfolio
Total[15]

© Freddie Mac 6

© Freddie Mac 7 $1.5 $1.5 $1.8 $2.2 $2.3 $18.3 $18.3 $19.4 $20.9 $20.3 $3.2 $3.3 $3.6 $4.2 $4.1 $1.4 $1.0 $1.1 $1.4 $1.1 9/30/16 12/31/16 3/31/17 6/30/17 9/30/17 Mezzanine loss positions: Retained by Freddie Mac First loss positions: Retained by Freddie Mac Mezzanine loss positions: Transferred to third parties First loss positions: Transferred to third parties Single-family Credit Risk Transfer – STACR / ACIS16 Total Single-family credit guarantee portfolio with transferred credit risk $ Billions Cumulative Single-family transferred credit risk based on outstanding balance at period end $ Billions $58 $205 $385 $595 $761 $57 $193 $329 $454 $565 3% 12% 19% 26% 32% 2013 2014 2015 2016 YTD 2017³ Reference pool UPB at issuance Reference pool UPB outstanding Outstanding reference pool UPB as a percentage of total Single-family portfolio

Multifamily Financial Highlights and Key Metrics

Freddie Mac

Multifamily financial highlights
$ Millions

	3Q16	2Q17	3Q17	3Q17 vs. 3Q16	3Q17 vs. 2Q17
Net interest income	$ 255	$ 292	$ 342	$ 87	$ 50
Guarantee fee income	134	162	170	36	8
Gains (losses) on loans and other non-interest income	551	412	183	(368)	(229)
Derivative gains (losses)	205	(180)	22	(183)	202
Administrative expense	(89)	(95)	(98)	(9)	(3)
Other	(2)	(6)	(33)	(31)	(27)
Income tax (expense) benefit	(310)	(196)	(212)	98	(16)
Segment earnings, net of taxes	$ 744	$ 389	$ 374	$ (370)	$ (15)
Total other comprehensive income (loss), net of tax	46	73	(4)	(50)	(77)
Total comprehensive income	**$ 790**	**$ 462**	**$ 370**	**$ (420)**	**$ (92)**

Total portfolio
$ Billions



+40%
$167
$75 (45%)
$33
$59
$169
$91 (54%)
$25
$53
$188
$120 (64%)
$19
$49
$213
$158 (74%)
$13
$42
$233
$184 (79%)
$9
$39
12/31/13
12/31/14
12/31/15
12/31/16
9/30/17
Guarantee Portfolio
Mortgage-related Securities
Unsecuritized Loans

Note: Totals may not add due to rounding.

Multifamily acquisitions of units by area median income (% of eligible units acquired)



11%
89%
2013
10%
90%
2014
12%
88%
2015
14%
86%
2016
17%
83%
YTD 2017[3]
≤100% AMI
>100% AMI

Multifamily market and Freddie Mac delinquency rates (%)[17]



Freddie Mac (60+ day)
FDIC Insured Institutions (90+ day)
MF CMBS Market (60+ day)
1.37
0.15
0.02
3Q13
3Q14
3Q15
3Q16
3Q17

© Freddie Mac 8

© Freddie Mac 9 Multifamily Key Metrics, continued Multifamily securitization volume18 $ Billions $25.9 $30.0 $36.5 $21.1 $2.4 $17.3 $20.3 $24.7$25.9 $28.3 $47.3 $56.8 $45.8 2013 2014 2015 2016 YTD 2017³ Purchase Volume not Subject to Cap Purchase Volume Subject to Cap Cap = $25.9 New funding volume $ Billions Note: Totals may not add due to rounding. $35.6 $47.3 $34.8 $1.8 $3.9 $3.7 $71.4 $21.3 $37.4 $51.2 $38.5 2009-2013 2014 2015 2016 YTD 2017³ K Certificate UPB¹⁹ SB Certificate UPB Cap = $30.0 Cap = $36.5

Capital Markets Financial Highlights and Key Metrics

Freddie Mac

Capital Markets financial highlights
$ Millions

	3Q16	2Q17	3Q17	3Q17 vs. 3Q16	3Q17 vs. 2Q17
Net interest income	$ 933	$ 875	$ 804	$ (129)	$ (71)
Derivative gains (losses)	212	(485)	(324)	(536)	161
Other non-interest income	555	444	5,781	5,226	5,337
Administrative expense	(79)	(86)	(73)	6	13
Other	-	(1)	(3)	(3)	(2)
Income tax (expense) benefit	(533)	(250)	(2,143)	(1,610)	(1,893)
Segment earnings, net of tax	$ 1,088	$ 497	$ 4,042	$ 2,954	$ 3,545
Total other comprehensive income (loss), net of tax	(64)	249	(17)	47	(266)
Total comprehensive income	**$ 1,024**	**$ 746**	**$ 4,025**	**$ 3,001**	**$ 3,279**

Capital Markets cash window securitization
$ Billions



$46.9
$48.2
$30.8
$25.2
$31.9
3Q16
4Q16
1Q17
2Q17
3Q17

Note: Totals may not add due to rounding.

Capital Markets investments portfolio
$ Billions



-16%
$342.8
$326.1
$316.9
$304.4
$288.5
$103.7
$96.3
$92.0
$82.0
$81.9
$239.1
$229.8
$224.9
$222.4
$206.6
3Q16
4Q16
1Q17
2Q17
3Q17
Mortgage Investments Portfolio
Other Investments and Cash Portfolio[9]

Capital Markets mortgage investments portfolio
$ Billions



-14%
$239.1
$229.8
$224.9
$222.4
$206.6
$82.7
$79.2
$76.0
$73.3
$64.3
$14.9
$13.1
$7.7
$12.1
$13.3
$141.5 (59%)
$137.5 (60%)
$141.1 (63%)
$137.0 (62%)
$129.0 (62%)
3Q16
4Q16
1Q17
2Q17
3Q17
Liquid
Securitization Pipeline
Less Liquid

© Freddie Mac 10

© Freddie Mac 11 Housing Market Support Number of families Freddie Mac helped to own or rent a home20 In Thousands Number of single-family loan workouts21 In Thousands 388 413 650 739 530 515 606 677 745 584 1,555 608 910 937 477 2,458 1,627 2,237 2,421 1,591 2013 2014 2015 2016 YTD 2017³ Multifamily rental units Purchase borrowers Refinance borrowers Note: Totals may not add due to rounding. 44 19 13 9 4 12 9 6 5 3 29 25 21 12 8 83 67 54 43 34 168 120 94 69 50 2013 2014 2015 2016 YTD 2017³ Loan modifications²² Repayment plans²² Forbearance agreements²² Short sales and deed-in-lieu of foreclosure transactions²² Home Retention Actions Foreclosure Alternatives

© Freddie Mac 12 Endnotes 1 For additional information regarding Freddie Mac’s non-GAAP financial measures and reconciliations to the comparable amounts under GAAP, see the company’s earnings release for the quarter ended September 30, 2017. 2 Excludes the initial $1 billion liquidation preference of senior preferred stock issued to Treasury in September 2008 as consideration for Treasury’s funding commitment. The company received no cash proceeds as a result of issuing this initial $1 billion liquidation preference of senior preferred stock. 3 Data for the nine months ended September 30, 2017. 4 For additional information, see Regulation and Supervision – Federal Housing Finance Agency – Capital Standards in the company’s Annual Report on Form 10-K for the year ended December 31, 2016. (DFAST: Dodd-Frank Act Stress Test) 5 The Freddie Mac House Price Index for the U.S. is a value-weighted average of the state indices where the value weights are based on Freddie Mac’s single-family credit guarantee portfolio. Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and are calculated under different conventions. The Freddie Mac House Price Index for the U.S. is a non-seasonally adjusted (NSA) monthly series. Cumulative increase, based on the NSA series, calculated as the percent change from September 2016 to September 2017. 6 Historical growth rates change as new data becomes available. Values for the most recent periods typically see the largest changes. 7 Based on unpaid principal balances (UPB) of loans and securities. Excludes mortgage-related securities traded, but not yet settled. The mortgage-related investments portfolio is determined without giving effect to the January 1, 2010 change in accounting standards related to the transfer of financial assets and consolidation of variable interest entities (VIEs). 8 Primarily Freddie Mac’s K Certificate and SB (Small Balance) Certificate transactions. 9 See Freddie Mac’s Form 10-Q for the quarter ended September 30, 2017 for information about the company’s Other investments and cash portfolio. 10 Represents the unpaid principal balance of the company’s mortgage-related investments portfolio. 11 The company’s Purchase Agreement with Treasury limits the amount of mortgage assets the company can own and indebtedness it can incur. Under the Purchase Agreement, mortgage assets and indebtedness are calculated without giving effect to the January 1, 2010 change in the accounting guidance related to the transfer of financial assets and consolidation of variable interest entities (VIEs). See the company’s Annual Report on Form 10-K for the year ended December 31, 2016 for more information. 12 Represents the company’s aggregate indebtedness for purposes of the Purchase Agreement debt cap and primarily includes the par value of other short-term and long-term debt used to fund its business activities. 13 Represents the estimated average rate of guarantee fees for new acquisitions during the period assuming amortization of upfront delivery fees using the estimated life of the related loans rather than the original contractual maturity date of the related loans. Includes the effect of fee adjustments that are based on the price performance of Freddie Mac’s PCs relative to comparable Fannie Mae securities. Net of legislated 10 basis point guarantee fee remitted to Treasury as part of the Temporary Payroll Tax Cut Continuation Act of 2011. 14 Represents loans acquired after 2008, excluding HARP and other relief refinance loans. 15 Certain securitization transactions for which data is not available are only included in the total single-family serious delinquency rate. 16 Consists of Structured Agency Credit Risk (STACR) issuances and Agency Credit Insurance Structure (ACIS) transactions. Excludes all other forms of credit enhancement, including mortgage insurance, whole loan securities, senior subordinate securitization structures, seller indemnification, and Deep Mortgage Insurance CRT transactions. 17 See Freddie Mac’s Form 10-K for the year ended December 31, 2016 for information about the company’s reported delinquency rates. Source: Freddie Mac, FDIC Quarterly Banking Profile, TREPP (CMBS multifamily 60+ delinquency rate, excluding REOs). Data for FDIC Insured Institutions is not yet available for the third quarter of 2017. 18 Represents the UPB of multifamily loans sold via Freddie Mac’s K Certificates and SB Certificates. 19 Includes K Certificates without subordination, which are fully guaranteed and issued without subordinate or mezzanine securities 20 Based on the company’s purchases of loans and issuances of mortgage-related securities. For the periods presented, a borrower may be counted more than once if the company purchased more than one loan (purchase or refinance mortgage) relating to the same borrower. 21 Consists of both home retention actions and foreclosure alternatives. 22 These categories are not mutually exclusive and a borrower in one category may also be included in another category in the same or another period. For example, a borrower helped through a home retention action in one period may subsequently lose his or her home through a foreclosure alternative in a later period.

© Freddie Mac 13 Safe Harbor Statements Freddie Mac obligations Freddie Mac’s securities are obligations of Freddie Mac only. The securities, including any interest or return of discount on the securities, are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie Mac. No offer or solicitation of securities This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances. Forward-looking statements Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company’s current expectations and objectives for its Single-family Guarantee, Multifamily and Capital Markets segments, its efforts to assist the housing market, liquidity and capital management, economic and market conditions and trends, market share, the effect of legislative and regulatory developments and new accounting guidance, credit quality of loans the company guarantees, the costs and benefits of the company’s credit risk transfer transactions, and results of operations and financial condition on a GAAP, Segment Earnings, non-GAAP and fair value basis. Forward-looking statements involve known and unknown risks and uncertainties, some of which are beyond the company’s control. Management’s expectations for the company’s future necessarily involve a number of assumptions, judgments and estimates, and various factors, including changes in market conditions, liquidity, mortgage spreads, credit outlook, actions by the U.S. government (including FHFA, Treasury and Congress), and the impacts of legislation or regulations and new or amended accounting guidance, could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates and factors are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2016, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017 and Current Reports on Form 8-K, which are available on the Investor Relations page of the company’s Web site at www.FreddieMac.com/investors and the SEC’s Web site at www.sec.gov. The company undertakes no obligation to update forward-looking statements it makes to reflect events or circumstances occurring after the date of this presentation.